UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2004

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 22, 2004, New Century Mortgage Corporation (“NCMC”), an indirect wholly-owned subsidiary of the registrant, NC Capital Corporation (“NC Capital”), a direct wholly-owned subsidiary of NCMC, New Century Credit Corporation, a direct wholly-owned subsidiary of the registrant, NC Residual II Corporation, a direct wholly-owned subsidiary of NC Capital, and the registrant entered into a $500 million Master Repurchase Agreement (the “Master Repurchase Agreement”) with Credit Suisse First Boston Mortgage Capital LLC (“CSFB”). The Master Repurchase Agreement expires on November 30, 2005. In addition, the registrant entered into a Guaranty (the “Guaranty”) in favor of CSFB with respect to the Master Repurchase Agreement. The Master Repurchase Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

On December 22, 2004, the registrant and ConAgra Foods, Inc. entered into a sublease (the “Sublease”) for approximately 77,895 rentable square feet in buildings located at 3353 and 3337 Michelson Drive, Irvine, California. The term of the Sublease expires on August 31, 2010 and the base rent for the subleased premises is $1,569,267 per year. The Sublease is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Master Repurchase Agreement dated as of December 22, 2004, among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Financial Corporation and Credit Suisse First Boston Mortgage Capital LLC.

10.2	Guaranty dated as of December 22, 2004, by New Century Financial Corporation in favor of Credit Suisse First Boston Mortgage Capital LLC.

10.3	Sublease, dated as of December 22, 2004, between New Century Financial Corporation and ConAgra Foods, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

December 28, 2004	By:	/s/ Robert K. Cole
Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Master Repurchase Agreement dated as of December 22, 2004, among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, New Century Financial Corporation and Credit Suisse First Boston Mortgage Capital LLC.

10.2	Guaranty dated as of December 22, 2004, by New Century Financial Corporation in favor of Credit Suisse First Boston Mortgage Capital LLC.

10.3	Sublease, dated as of December 22, 2004, between New Century Financial Corporation and ConAgra Foods, Inc.